UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 2, 2020

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPL	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2020, American Electric Power Company, Inc. (the “Company”) announced that Lisa M. Barton has been elected by the Company’s Board of Directors as Executive Vice President and Chief Operating Officer of the Company effective January 1, 2021. Ms. Barton has been Executive Vice President – Utilities of the Company since 2019, and served as Executive Vice President — Transmission of the Company from 2011 to 2018.

The Board of Directors also elected Brian X. Tierney as Executive Vice President — Strategy effective January 1, 2021. Mr. Tierney has been Executive Vice President and Chief Financial Officer of the Company since 2009, served as Executive Vice President — AEP Utilities East in 2008 and 2009 and Senior Vice President — Commercial Operations of the Company from 2004 to 2007.

The Board of Directors also elected Julia A. Sloat as Executive Vice President and Chief Financial Officer effective January 1, 2021. Ms. Sloat has been Senior Vice President and Treasurer of the Company since 2019, served as Vice President and Chief Operating Officer of Ohio Power Company from 2016 to 2018 and Senior Vice President and Treasurer the Company from 2013 to 2015.

A copy of the Company’s press release dated November 2, 2020, is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

99.1 Press Release dated November 2, 2020

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

November 2, 2020